Accounts payable	12 Months Ended
Dec. 31, 2024
Accounts Payable, Current [Abstract]
Accounts payable
13.	Accounts payable
Accounts payable consist of the following:

	As of December 31,
	2023	2024
	(RMB in millions)
Vendor payable	131,421	157,147
Shipping charges payable and others	34,746	35,713

Total	166,167	192,860

Financial institutions (the “Institutions”) including JD Technology offer supply chain financing services to the Group’s suppliers. Suppliers can sell one or more of the Group’s payment obligations at their sole discretion through JD Technology to the Institutions to receive funds ahead of time to meet their cash flow needs. The Group’s rights and obligations are not impacted and the original payment terms, timing or amount, remain unchanged. The Group did not provide assets pledged as security or other forms of guarantees under the supply chain financing arrangements. A supplier’s election to receive early payment from the Institutions does not change the amount that the Group must remit to the Institutions or the Group’s payment date, which mainly up to 90 days after product-acceptances or completion of sales.
The movements in the
accounts payable
under supply chain financing arrangements are as follows
, among which, RMB21,303 million and RMB15,233 million were due to JD Technology as of December 31, 2023 and 2024, respectively.

For the year ended December 31,
2024
(RMB in millions)
Balance at beginning of the year	21,316
Additions	144,047
Payments	(150,069)

Balance at end of the year	15,294